Exhibit Q

                                 WESTCORE TRUST

                                POWER OF ATTORNEY


         Jack D. Henderson, whose signature appears below, does hereby constitute and appoint Jeffrey D. Adams and Erin E. Douglas, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.


                                                     /s/ Jack D. Henderson
                                                     ---------------------------
                                                         Jack D. Henderson

Date:  September 28, 2004

                                 WESTCORE TRUST

                                POWER OF ATTORNEY


         McNeil S. Fiske, whose signature appears below, does hereby constitute and appoint Jack D. Henderson, Jeffrey D. Adams and Erin E. Douglas, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



                                                     /s/ McNeil S. Fiske
                                                     ---------------------------
                                                         McNeil S. Fiske

Date: September 28, 2004

                                 WESTCORE TRUST

                                POWER OF ATTORNEY


         James B. O'Boyle, whose signature appears below, does hereby constitute and appoint Jack D. Henderson, Jeffrey D. Adams and Erin E. Douglas, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.


                                                     /s/ James B. O'Boyle
                                                     ---------------------------
                                                         James B. O'Boyle

Date: September 28, 2004

                                 WESTCORE TRUST

                                POWER OF ATTORNEY


         Robert L. Stamp, whose signature appears below, does hereby constitute and appoint Jack D. Henderson, Jeffrey D. Adams and Erin E. Douglas, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.


                                                     /s/ Robert L. Stamp
                                                     ---------------------------
                                                         Robert L. Stamp

Date: September 28, 2004

                                 WESTCORE TRUST

                                POWER OF ATTORNEY


         Lyman Seely, whose signature appears below, does hereby constitute and appoint Jack D. Henderson, Jeffrey D. Adams and Erin E. Douglas, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



                                                     /s/ Lyman Seely
                                                     ---------------------------
                                                         Lyman Seely

Date: September 28, 2004

                                 WESTCORE TRUST

                                POWER OF ATTORNEY


         Jasper R. Frontz, whose signature appears below, does hereby constitute and appoint Jack D. Henderson, Jeffrey D. Adams and Erin E. Douglas, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.


                                                     /s/ Jasper R. Frontz
                                                     ---------------------------
                                                         Jasper R. Frontz

Date: September 28, 2004

                                 WESTCORE TRUST

                                POWER OF ATTORNEY


         Kenneth V. Penland, whose signature appears below, does hereby constitute and appoint Jack D. Henderson, Jeffrey D. Adams and Erin E. Douglas, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

                                                     /s/ Kenneth V. Penland
                                                     ---------------------------
                                                         Kenneth V. Penland

Date: September 28, 2004